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                                                                   EXHIBIT 23(i)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 (Nos. 2-68488, 33-12453, 33-13577, 33-30884 and 33-39265) of Kulicke and Soffa Industries, Inc.
of our report dated Noveber 14, 1995 appearing on Page F-1 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

Philadelphia, Pennsylvania
Deceber 21, 1995